The Travelers Companies, Inc.
Financial Supplement - Third Quarter 2020

 The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.
Index

The Travelers Companies, Inc.
Financial Highlights

($ and shares in millions, except for per share data)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,749	$1,387
Net income (loss) per share:
Basic	$3.01	$2.11	$1.52	$3.37	$2.34	$(0.16)	$3.24	$6.65	$5.44
Diluted	$2.99	$2.10	$1.50	$3.35	$2.33	$(0.16)	$3.23	$6.59	$5.41
Core income (loss)	$755	$537	$378	$867	$676	$(50)	$798	$1,670	$1,424
Core income (loss) per share:
Basic	$2.85	$2.04	$1.45	$3.35	$2.64	$(0.20)	$3.13	$6.35	$5.58
Diluted	$2.83	$2.02	$1.43	$3.32	$2.62	$(0.20)	$3.12	$6.29	$5.56
Return on equity	13.5%	9.0%	6.2%	13.5%	9.4%	(0.6)%	12.1%	9.5%	7.0%
Core return on equity	13.0%	9.2%	6.5%	14.8%	11.5%	(0.8)%	13.5%	9.6%	8.1%
Total assets, at period end	$107,246	$108,572	$110,241	$110,122	$109,436	$113,337	$116,384	$110,241	$116,384
Total equity, at period end	$24,340	$25,321	$25,607	$25,943	$25,204	$26,943	$27,849	$25,607	$27,849
Book value per share, at period end	$92.94	$97.26	$99.21	$101.55	$99.69	$106.42	$109.94	$99.21	$109.94
Less: Net unrealized investment gains, net of tax	3.85	7.21	9.12	8.79	7.06	14.41	15.05	9.12	15.05
Adjusted book value per share, at period end	$89.09	$90.05	$90.09	$92.76	$92.63	$92.01	$94.89	$90.09	$94.89

Weighted average number of common shares outstanding (basic)	262.9	261.3	259.2	256.8	254.4	251.6	253.3	261.1	253.5
Weighted average number of common shares outstanding and common stock equivalents (diluted)	264.8	263.7	261.8	259.0	255.9	251.6	254.3	263.4	254.5
Common shares outstanding at period end	261.9	260.3	258.1	255.5	252.8	253.2	253.3	258.1	253.3
Common stock dividends declared	$204	$217	$215	$212	$210	$218	$218	$636	$646
Common stock repurchased:
Under Board of Directors authorization
Shares	2.9	2.6	2.5	2.8	3.5	—	—	8.0	3.5
Cost	$375	$375	$375	$375	$425	$—	$—	$1,125	$425
Other
Shares	0.3	—	—	0.1	0.3	—	—	0.3	0.3
Cost	$46	$1	$—	$1	$46	$—	$—	$47	$46

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Reconciliation to Net Income (Loss) and Earnings per Share

($ and shares in millions, except earnings per share)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net income (loss)
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,749	$1,387
Adjustments:
Net realized investment (gains) losses, after-tax	(41)	(20)	(18)	(6)	76	(10)	(29)	(79)	37
Core income (loss)	$755	$537	$378	$867	$676	$(50)	$798	$1,670	$1,424
Basic earnings per share
Net income (loss)	$3.01	$2.11	$1.52	$3.37	$2.34	$(0.16)	$3.24	$6.65	$5.44
Adjustments:
Net realized investment (gains) losses, after-tax	(0.16)	(0.07)	(0.07)	(0.02)	0.30	(0.04)	(0.11)	(0.30)	0.14
Core income (loss)	$2.85	$2.04	$1.45	$3.35	$2.64	$(0.20)	$3.13	$6.35	$5.58
Diluted earnings per share
Net income (loss)	$2.99	$2.10	$1.50	$3.35	$2.33	$(0.16)	$3.23	$6.59	$5.41
Adjustments:
Net realized investment (gains) losses, after-tax	(0.16)	(0.08)	(0.07)	(0.03)	0.29	(0.04)	(0.11)	(0.30)	0.15
Core income (loss)	$2.83	$2.02	$1.43	$3.32	$2.62	$(0.20)	$3.12	$6.29	$5.56

Adjustments to net income (loss) and weighted average shares for net income (loss) EPS calculations: (1)

Basic and Diluted	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net income (loss), as reported	$796	$557	$396	$873	$600	$(40)	$827	$1,749	$1,387
Participating share-based awards - allocated income	(5)	(4)	(3)	(7)	(5)	(1)	(6)	(12)	(9)
Net income (loss) available to common shareholders - basic and diluted	$791	$553	$393	$866	$595	$(41)	$821	$1,737	$1,378
Common Shares
Basic
Weighted average shares outstanding	262.9	261.3	259.2	256.8	254.4	251.6	253.3	261.1	253.5
Diluted
Weighted average shares outstanding	262.9	261.3	259.2	256.8	254.4	251.6	253.3	261.1	253.5
Weighted average effects of dilutive securities - stock options and performance shares	1.9	2.4	2.6	2.2	1.5	—	1.0	2.3	1.0
Diluted weighted average shares outstanding	264.8	263.7	261.8	259.0	255.9	251.6	254.3	263.4	254.5

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the core income EPS calculations.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Income (Loss) - Consolidated

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Revenues
Premiums	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$21,022	$21,564
Net investment income	582	648	622	616	611	268	671	1,852	1,550
Fee income	109	116	121	113	108	114	101	346	323
Net realized investment gains (losses)	53	25	23	12	(98)	13	37	101	(48)
Other revenues	72	57	68	72	58	51	86	197	195
Total revenues	7,671	7,834	8,013	8,063	7,908	7,401	8,275	23,518	23,584
Claims and expenses
Claims and claim adjustment expenses	4,442	4,821	5,230	4,640	4,789	5,107	4,886	14,493	14,782
Amortization of deferred acquisition costs	1,117	1,134	1,169	1,181	1,178	1,173	1,207	3,420	3,558
General and administrative expenses	1,057	1,125	1,098	1,085	1,137	1,121	1,109	3,280	3,367
Interest expense	88	89	84	83	84	85	87	261	256
Total claims and expenses	6,704	7,169	7,581	6,989	7,188	7,486	7,289	21,454	21,963
Income (loss) before income taxes	967	665	432	1,074	720	(85)	986	2,064	1,621
Income tax expense (benefit)	171	108	36	201	120	(45)	159	315	234
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,749	$1,387

Investment impairments
Total net investment impairment (charges) recoveries	$(1)	$(1)	$—	$(1)	$(16)	$(46)	$4	$(2)	$(58)
Credit loss (charges) recoveries recognized in net realized investment gains (losses)	$(1)	$(1)	$—	$(2)	$(16)	$(46)	$4	$(2)	$(58)
Non-credit losses recognized in other comprehensive income	$—	$—	$—	$1	$—	$—	$—	$—	$—

Other statistics
Effective tax rate on net investment income	14.7%	15.4%	15.2%	14.8%	15.1%	6.2%	15.6%	15.1%	13.8%
Net investment income (after-tax)	$496	$548	$528	$525	$519	$251	$566	$1,572	$1,336

Catastrophes, net of reinsurance:
Pre-tax	$193	$367	$241	$85	$333	$854	$397	$801	$1,584
After-tax	$152	$290	$190	$67	$263	$673	$314	$632	$1,250

Prior year reserve development - favorable (unfavorable):
Pre-tax	$51	$123	$(294)	$60	$27	$2	$142	$(120)	$171
After-tax	$41	$99	$(232)	$45	$21	$1	$113	$(92)	$135

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Income (Loss) by Major Component and Combined Ratio - Consolidated

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Underwriting gain (loss)	$307	$52	$(101)	$396	$220	$(232)	$281	$258	$269
Net investment income	496	548	528	525	519	251	566	1,572	1,336
Other income (expense), including interest expense	(48)	(63)	(49)	(54)	(63)	(69)	(49)	(160)	(181)
Core income (loss)	755	537	378	867	676	(50)	798	1,670	1,424
Net realized investment gains (losses)	41	20	18	6	(76)	10	29	79	(37)
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,749	$1,387
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	64.0%	68.2%	72.0%	63.3%	65.5%	72.7%	65.6%	68.1%	67.8%
Underwriting expense ratio	29.7%	30.2%	29.5%	29.1%	30.0%	31.0%	29.3%	29.8%	30.1%
Combined ratio	93.7%	98.4%	101.5%	92.4%	95.5%	103.7%	94.9%	97.9%	97.9%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.7)%	(1.8)%	4.1%	(0.8)%	(0.4)%	—%	(1.9)%	0.6%	(0.8)%
Catastrophes, net of reinsurance	2.8%	5.3%	3.3%	1.1%	4.6%	12.3%	5.3%	3.8%	7.3%
Underlying combined ratio	91.6%	94.9%	94.1%	92.1%	91.3%	91.4%	91.5%	93.5%	91.4%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Billing and policy fees and other	$27	$26	$28	$27	$28	$17	$24	$81	$69
Fee income:
Loss and loss adjustment expenses	$40	$45	$47	$42	$41	$44	$35	$132	$120
Underwriting expenses	69	71	74	71	67	70	66	214	203
Total fee income	$109	$116	$121	$113	$108	$114	$101	$346	$323
Non-insurance general and administrative expenses	$47	$50	$48	$56	$55	$52	$60	$145	$167

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Core Income (Loss) - Consolidated

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Revenues
Premiums	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$21,022	$21,564
Net investment income	582	648	622	616	611	268	671	1,852	1,550
Fee income	109	116	121	113	108	114	101	346	323
Other revenues	72	57	68	72	58	51	86	197	195
Total revenues	7,618	7,809	7,990	8,051	8,006	7,388	8,238	23,417	23,632
Claims and expenses
Claims and claim adjustment expenses	4,442	4,821	5,230	4,640	4,789	5,107	4,886	14,493	14,782
Amortization of deferred acquisition costs	1,117	1,134	1,169	1,181	1,178	1,173	1,207	3,420	3,558
General and administrative expenses	1,057	1,125	1,098	1,085	1,137	1,121	1,109	3,280	3,367
Interest expense	88	89	84	83	84	85	87	261	256
Total claims and expenses	6,704	7,169	7,581	6,989	7,188	7,486	7,289	21,454	21,963
Core income (loss) before income taxes	914	640	409	1,062	818	(98)	949	1,963	1,669
Income tax expense (benefit)	159	103	31	195	142	(48)	151	293	245
Core income (loss)	$755	$537	$378	$867	$676	$(50)	$798	$1,670	$1,424
Other statistics
Effective tax rate on net investment income	14.7%	15.4%	15.2%	14.8%	15.1%	6.2%	15.6%	15.1%	13.8%
Net investment income (after-tax)	$496	$548	$528	$525	$519	$251	$566	$1,572	$1,336
Catastrophes, net of reinsurance:
Pre-tax	$193	$367	$241	$85	$333	$854	$397	$801	$1,584
After-tax	$152	$290	$190	$67	$263	$673	$314	$632	$1,250
Prior year reserve development - favorable (unfavorable):
Pre-tax	$51	$123	$(294)	$60	$27	$2	$142	$(120)	$171
After-tax	$41	$99	$(232)	$45	$21	$1	$113	$(92)	$135

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory underwriting
Gross written premiums	$7,839	$7,824	$8,022	$7,378	$8,152	$7,751	$8,243	$23,685	$24,146
Net written premiums	$7,057	$7,450	$7,569	$7,075	$7,346	$7,346	$7,771	$22,076	$22,463
Net earned premiums	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$21,022	$21,564
Losses and loss adjustment expenses	4,389	4,764	5,166	4,578	4,733	5,053	4,830	14,319	14,616
Underwriting expenses	2,116	2,217	2,179	2,072	2,193	2,212	2,214	6,512	6,619
Statutory underwriting gain (loss)	350	7	(166)	600	303	(310)	336	191	329
Policyholder dividends	13	9	15	10	12	8	11	37	31
Statutory underwriting gain (loss) after policyholder dividends	$337	$(2)	$(181)	$590	$291	$(318)	$325	$154	$298
Other statutory statistics
Reserves for losses and loss adjustment expenses	$42,581	$42,979	$43,624	$43,743	$43,913	$45,112	$46,181	$43,624	$46,181
Increase in reserves	$172	$398	$645	$119	$170	$1,199	$1,069	$1,215	$2,438
Statutory capital and surplus	$21,074	$21,080	$20,780	$21,330	$20,808	$20,607	$21,230	$20,780	$21,230
Net written premiums/surplus (1)	1.33:1	1.34:1	1.38:1	1.37:1	1.41:1	1.42:1	1.39:1	1.38:1	1.39:1

(1)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Written premiums
Gross	$7,839	$7,824	$8,022	$7,378	$8,152	$7,751	$8,243	$23,685	$24,146
Ceded	(782)	(374)	(453)	(303)	(806)	(405)	(472)	(1,609)	(1,683)
Net	$7,057	$7,450	$7,569	$7,075	$7,346	$7,346	$7,771	$22,076	$22,463
Earned premiums
Gross	$7,282	$7,429	$7,636	$7,723	$7,683	$7,446	$7,898	$22,347	$23,027
Ceded	(427)	(441)	(457)	(473)	(454)	(491)	(518)	(1,325)	(1,463)
Net	$6,855	$6,988	$7,179	$7,250	$7,229	$6,955	$7,380	$21,022	$21,564

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) - Business Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Revenues
Premiums	$3,742	$3,783	$3,882	$3,893	$3,864	$3,735	$3,841	$11,407	$11,440
Net investment income	427	481	457	451	453	180	498	1,365	1,131
Fee income	104	111	114	108	102	108	95	329	305
Other revenues	43	30	39	43	31	36	58	112	125
Total revenues	4,316	4,405	4,492	4,495	4,450	4,059	4,492	13,213	13,001
Claims and expenses
Claims and claim adjustment expenses	2,580	2,686	3,028	2,669	2,791	2,880	2,804	8,294	8,475
Amortization of deferred acquisition costs	615	618	634	636	636	622	633	1,867	1,891
General and administrative expenses	632	686	657	652	685	656	651	1,975	1,992
Total claims and expenses	3,827	3,990	4,319	3,957	4,112	4,158	4,088	12,136	12,358
Segment income (loss) before income taxes	489	415	173	538	338	(99)	404	1,077	643
Income tax expense (benefit)	75	64	(6)	90	49	(41)	39	133	47
Segment income (loss)	$414	$351	$179	$448	$289	$(58)	$365	$944	$596
Other statistics
Effective tax rate on net investment income	14.6%	15.3%	15.1%	14.8%	15.0%	6.3%	15.6%	15.0%	13.9%
Net investment income (after-tax)	$365	$407	$389	$384	$385	$169	$421	$1,161	$975
Catastrophes, net of reinsurance:
Pre-tax	$95	$211	$116	$48	$195	$377	$97	$422	$669
After-tax	$75	$167	$91	$37	$154	$298	$76	$333	$528
Prior year reserve development - favorable (unfavorable):
Pre-tax	$(21)	$71	$(316)	$8	$5	$—	$(220)	$(266)	$(215)
After-tax	$(16)	$57	$(249)	$5	$3	$—	$(173)	$(208)	$(170)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income (Loss) by Major Component and Combined Ratio - Business Insurance

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Underwriting gain (loss)	$44	$(48)	$(210)	$65	$(84)	$(221)	$(59)	$(214)	$(364)
Net investment income	365	407	389	384	385	169	421	1,161	975
Other income (expense)	5	(8)	—	(1)	(12)	(6)	3	(3)	(15)
Segment income (loss)	$414	$351	$179	$448	$289	$(58)	$365	$944	$596
Combined ratio (1) (2)
Loss and loss adjustment expense ratio	67.6%	69.6%	76.6%	67.3%	70.9%	75.8%	71.8%	71.3%	72.8%
Underwriting expense ratio	30.5%	31.5%	30.4%	30.2%	31.3%	31.3%	30.5%	30.8%	31.0%
Combined ratio	98.1%	101.1%	107.0%	97.5%	102.2%	107.1%	102.3%	102.1%	103.8%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	0.6%	(1.9)%	8.1%	(0.2)%	(0.1)%	—%	5.8%	2.3%	1.9%
Catastrophes, net of reinsurance	2.5%	5.6%	3.0%	1.3%	5.0%	10.1%	2.5%	3.7%	5.8%
Underlying combined ratio	95.0%	97.4%	95.9%	96.4%	97.3%	97.0%	94.0%	96.1%	96.1%

(1)  Before policyholder dividends.
(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses.  In addition, general and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio.  See following:

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Billing and policy fees and other	$4	$3	$5	$4	$4	$3	$4	$12	$11
Fee income:
Loss and loss adjustment expenses	$40	$45	$47	$42	$41	$44	$35	$132	$120
Underwriting expenses	64	66	67	66	61	64	60	197	185
Total fee income	$104	$111	$114	$108	$102	$108	$95	$329	$305
Non-insurance general and administrative expenses	$38	$41	$39	$43	$47	$42	$52	$118	$141

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory underwriting
Gross written premiums	$4,730	$4,193	$4,271	$3,957	$4,794	$4,127	$4,230	$13,194	$13,151
Net written premiums	$4,163	$3,874	$3,889	$3,703	$4,190	$3,777	$3,833	$11,926	$11,800
Net earned premiums	$3,742	$3,783	$3,882	$3,893	$3,864	$3,735	$3,841	$11,407	$11,440
Losses and loss adjustment expenses	2,529	2,631	2,969	2,608	2,737	2,828	2,750	8,129	8,315
Underwriting expenses	1,226	1,226	1,164	1,133	1,247	1,167	1,145	3,616	3,559
Statutory underwriting gain (loss)	(13)	(74)	(251)	152	(120)	(260)	(54)	(338)	(434)
Policyholder dividends	11	7	11	7	10	6	9	29	25
Statutory underwriting gain (loss) after policyholder dividends	$(24)	$(81)	$(262)	$145	$(130)	$(266)	$(63)	$(367)	$(459)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net written premiums by market
Domestic
Select Accounts	$785	$756	$695	$675	$799	$734	$658	$2,236	$2,191
Middle Market	2,410	2,009	2,150	2,061	2,408	1,960	2,131	6,569	6,499
National Accounts	304	223	273	251	301	215	239	800	755
National Property and Other	387	588	553	437	428	585	602	1,528	1,615
Total Domestic	3,886	3,576	3,671	3,424	3,936	3,494	3,630	11,133	11,060
International	277	298	218	279	254	283	203	793	740
Total	$4,163	$3,874	$3,889	$3,703	$4,190	$3,777	$3,833	$11,926	$11,800
Net written premiums by product line
Domestic
Workers’ compensation	$1,191	$893	$905	$817	$1,096	$780	$774	$2,989	$2,650
Commercial automobile	719	677	674	666	755	667	689	2,070	2,111
Commercial property	389	583	568	474	433	620	603	1,540	1,656
General liability	678	548	611	579	683	531	630	1,837	1,844
Commercial multi-peril	902	871	885	884	956	892	899	2,658	2,747
Other	7	4	28	4	13	4	35	39	52
Total Domestic	3,886	3,576	3,671	3,424	3,936	3,494	3,630	11,133	11,060
International	277	298	218	279	254	283	203	793	740
Total	$4,163	$3,874	$3,889	$3,703	$4,190	$3,777	$3,833	$11,926	$11,800

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Bond & Specialty Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Revenues
Premiums	$606	$632	$653	$674	$667	$693	$723	$1,891	$2,083
Net investment income	56	58	59	60	55	42	58	173	155
Other revenues	6	6	7	7	5	5	7	19	17
Total revenues	668	696	719	741	727	740	788	2,083	2,255
Claims and expenses
Claims and claim adjustment expenses	266	238	303	287	327	403	392	807	1,122
Amortization of deferred acquisition costs	112	118	123	125	124	128	133	353	385
General and administrative expenses	117	120	124	122	125	123	124	361	372
Total claims and expenses	495	476	550	534	576	654	649	1,521	1,879
Segment income before income taxes	173	220	169	207	151	86	139	562	376
Income tax expense	35	46	30	40	29	14	24	111	67
Segment income	$138	$174	$139	$167	$122	$72	$115	$451	$309
Other statistics
Effective tax rate on net investment income	14.4%	14.8%	14.9%	13.2%	14.7%	3.0%	14.8%	14.7%	11.6%
Net investment income (after-tax)	$47	$50	$50	$52	$47	$41	$49	$147	$137
Catastrophes, net of reinsurance:
Pre-tax	$3	$—	$1	$1	$1	$7	$2	$4	$10
After-tax	$2	$—	$1	$1	$1	$5	$2	$3	$8
Prior year reserve development - favorable (unfavorable):
Pre-tax	$3	$39	$3	$20	$—	$(33)	$—	$45	$(33)
After-tax	$2	$31	$2	$16	$—	$(26)	$—	$35	$(26)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Bond & Specialty Insurance

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Underwriting gain	$86	$120	$85	$111	$72	$29	$61	$291	$162
Net investment income	47	50	50	52	47	41	49	147	137
Other income	5	4	4	4	3	2	5	13	10
Segment income	$138	$174	$139	$167	$122	$72	$115	$451	$309
Combined ratio (1)
Loss and loss adjustment expense ratio	43.5%	37.4%	45.7%	42.4%	48.8%	57.8%	54.0%	42.2%	53.6%
Underwriting expense ratio	37.6%	37.5%	37.6%	36.2%	37.1%	36.0%	35.3%	37.6%	36.1%
Combined ratio	81.1%	74.9%	83.3%	78.6%	85.9%	93.8%	89.3%	79.8%	89.7%
Impact on combined ratio:
Net (favorable) unfavorable prior year reserve development	(0.5)%	(6.2)%	(0.5)%	(2.9)%	—%	4.7%	—%	(2.3)%	1.5%
Catastrophes, net of reinsurance	0.5%	0.1%	0.2%	0.2%	0.2%	1.0%	0.3%	0.2%	0.5%
Underlying combined ratio	81.1%	81.0%	83.6%	81.3%	85.7%	88.1%	89.0%	81.9%	87.7%

(1) General and administrative expenses include non-insurance expenses that are excluded from underwriting expenses, and accordingly are excluded in calculating the combined ratio. See following:

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Non-insurance general and administrative expenses	$1	$1	$1	$2	$1	$1	$2	$3	$4

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory underwriting
Gross written premiums	$662	$747	$770	$752	$750	$770	$803	$2,179	$2,323
Net written premiums	$587	$710	$728	$714	$663	$734	$754	$2,025	$2,151
Net earned premiums	$606	$632	$653	$674	$667	$693	$723	$1,891	$2,083
Losses and loss adjustment expenses	264	236	298	286	325	401	390	798	1,116
Underwriting expenses	233	251	261	242	254	253	261	745	768
Statutory underwriting gain	109	145	94	146	88	39	72	348	199
Policyholder dividends	2	2	4	3	2	2	2	8	6
Statutory underwriting gain after policyholder dividends	$107	$143	$90	$143	$86	$37	$70	$340	$193

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net written premiums by market
Domestic
Management Liability	$367	$403	$424	$411	$401	$438	$467	$1,194	$1,306
Surety	184	244	232	206	215	220	208	660	643
Total Domestic	551	647	656	617	616	658	675	1,854	1,949
International	36	63	72	97	47	76	79	171	202
Total	$587	$710	$728	$714	$663	$734	$754	$2,025	$2,151
Net written premiums by product line
Domestic
Fidelity & surety	$239	$298	$292	$260	$272	$274	$268	$829	$814
General liability	262	292	293	301	289	326	339	847	954
Other	50	57	71	56	55	58	68	178	181
Total Domestic	551	647	656	617	616	658	675	1,854	1,949
International	36	63	72	97	47	76	79	171	202
Total	$587	$710	$728	$714	$663	$734	$754	$2,025	$2,151

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income - Personal Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Revenues
Premiums	$2,507	$2,573	$2,644	$2,683	$2,698	$2,527	$2,816	$7,724	$8,041
Net investment income	99	109	106	105	103	46	115	314	264
Fee income	5	5	7	5	6	6	6	17	18
Other revenues	22	21	22	22	22	10	21	65	53
Total revenues	2,633	2,708	2,779	2,815	2,829	2,589	2,958	8,120	8,376
Claims and expenses
Claims and claim adjustment expenses	1,596	1,897	1,899	1,684	1,671	1,824	1,690	5,392	5,185
Amortization of deferred acquisition costs	390	398	412	420	418	423	441	1,200	1,282
General and administrative expenses	300	311	309	300	320	333	328	920	981
Total claims and expenses	2,286	2,606	2,620	2,404	2,409	2,580	2,459	7,512	7,448
Segment income before income taxes	347	102	159	411	420	9	499	608	928
Income tax expense (benefit)	69	14	28	84	84	(1)	107	111	190
Segment income	$278	$88	$131	$327	$336	$10	$392	$497	$738
Other statistics
Effective tax rate on net investment income	15.4%	16.1%	15.8%	15.6%	15.8%	9.1%	16.2%	15.8%	14.8%
Net investment income (after-tax)	$84	$91	$89	$89	$87	$41	$96	$264	$224
Catastrophes, net of reinsurance:
Pre-tax	$95	$156	$124	$36	$137	$470	$298	$375	$905
After-tax	$75	$123	$98	$29	$108	$370	$236	$296	$714
Prior year reserve development - favorable:
Pre-tax	$69	$13	$19	$32	$22	$35	$362	$101	$419
After-tax	$55	$11	$15	$24	$18	$27	$286	$81	$331

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Segment Income by Major Component and Combined Ratio - Personal Insurance

($ in millions, net of tax)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Underwriting gain (loss)	$177	$(20)	$24	$220	$232	$(40)	$279	$181	$471
Net investment income	84	91	89	89	87	41	96	264	224
Other income	17	17	18	18	17	9	17	52	43
Segment income	$278	$88	$131	$327	$336	$10	$392	$497	$738
Combined ratio (1)
Loss and loss adjustment expense ratio	63.7%	73.7%	71.8%	62.8%	61.9%	72.2%	60.0%	69.8%	64.5%
Underwriting expense ratio	26.4%	26.5%	26.2%	25.7%	26.3%	29.1%	26.4%	26.4%	27.2%
Combined ratio	90.1%	100.2%	98.0%	88.5%	88.2%	101.3%	86.4%	96.2%	91.7%
Domestic Agency combined ratio	88.9%	98.8%	97.2%	88.2%	86.9%	100.4%	86.0%	95.0%	90.8%
Impact on combined ratio:
Net favorable prior year reserve development	(2.8)%	(0.5)%	(0.7)%	(1.2)%	(0.8)%	(1.3)%	(12.8)%	(1.3)%	(5.2)%
Catastrophes, net of reinsurance	3.8%	6.1%	4.7%	1.3%	5.0%	18.6%	10.5%	4.9%	11.3%
Underlying combined ratio	89.1%	94.6%	94.0%	88.4%	84.0%	84.0%	88.7%	92.6%	85.6%

(1)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Billing and policy fees and other	$23	$23	$23	$23	$24	$14	$20	$69	$58
Fee income	$5	$5	$7	$5	$6	$6	$6	$17	$18

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory underwriting
Gross written premiums	$2,447	$2,884	$2,981	$2,669	$2,608	$2,854	$3,210	$8,312	$8,672
Net written premiums	$2,307	$2,866	$2,952	$2,658	$2,493	$2,835	$3,184	$8,125	$8,512
Net earned premiums	$2,507	$2,573	$2,644	$2,683	$2,698	$2,527	$2,816	$7,724	$8,041
Losses and loss adjustment expenses	1,596	1,897	1,899	1,684	1,671	1,824	1,690	5,392	5,185
Underwriting expenses	657	740	754	697	692	792	808	2,151	2,292
Statutory underwriting gain (loss)	$254	$(64)	$(9)	$302	$335	$(89)	$318	$181	$564
Policies in force (in thousands)
Automobile	2,981	2,980	2,979	2,973	2,970	2,993	3,015	2,979	3,015
Homeowners and Other	5,163	5,263	5,361	5,444	5,534	5,679	5,790	5,361	5,790

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Net Written Premiums - Personal Insurance

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net written premiums by market
Domestic
Agency
Automobile	$1,224	$1,300	$1,347	$1,253	$1,260	$1,141	$1,402	$3,871	$3,803
Homeowners and Other	837	1,258	1,300	1,145	990	1,419	1,482	3,395	3,891
Total Agency	2,061	2,558	2,647	2,398	2,250	2,560	2,884	7,266	7,694
Direct-to-Consumer	95	103	115	99	100	102	124	313	326
Total Domestic	2,156	2,661	2,762	2,497	2,350	2,662	3,008	7,579	8,020
International	151	205	190	161	143	173	176	546	492
Total	$2,307	$2,866	$2,952	$2,658	$2,493	$2,835	$3,184	$8,125	$8,512

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Automobile (1)

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory underwriting
Gross written premiums	$1,240	$1,304	$1,352	$1,258	$1,272	$1,145	$1,407	$3,896	$3,824
Net written premiums	$1,224	$1,300	$1,347	$1,253	$1,260	$1,141	$1,402	$3,871	$3,803
Net earned premiums	$1,228	$1,249	$1,271	$1,276	$1,279	$1,091	$1,316	$3,748	$3,686
Losses and loss adjustment expenses	810	876	891	971	842	627	742	2,577	2,211
Underwriting expenses	296	312	310	299	301	317	323	918	941
Statutory underwriting gain	$122	$61	$70	$6	$136	$147	$251	$253	$534
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	66.0%	70.1%	70.1%	76.1%	65.9%	57.5%	56.4%	68.8%	60.0%
Underwriting expense ratio	23.4%	23.9%	22.9%	23.1%	23.5%	28.2%	23.4%	23.4%	24.8%
Combined ratio	89.4%	94.0%	93.0%	99.2%	89.4%	85.7%	79.8%	92.2%	84.8%
Impact on combined ratio:
Net favorable prior year reserve development	(3.4)%	(1.1)%	(0.5)%	(0.5)%	(0.4)%	(1.0)%	(1.6)%	(1.6)%	(1.1)%
Catastrophes, net of reinsurance	0.7%	1.3%	0.8%	0.1%	0.6%	2.5%	0.4%	1.0%	1.1%
Underlying combined ratio	92.1%	93.8%	92.7%	99.6%	89.2%	84.2%	81.0%	92.8%	84.8%
Catastrophe losses, net of reinsurance:
Pre-tax	$9	$16	$11	$1	$7	$27	$6	$36	$40
After-tax	$7	$13	$8	$1	$6	$21	$4	$28	$31
Prior year reserve development - favorable:
Pre-tax	$42	$13	$5	$6	$6	$11	$22	$60	$39
After-tax	$33	$10	$5	$4	$5	$9	$17	$48	$31

Policies in force (in thousands)	2,516	2,517	2,524	2,532	2,540	2,570	2,596
Change from prior year quarter	(0.1)%	—%	0.2%	0.6%	1.0%	2.1%	2.9%
Change from prior quarter	(0.1)%	—%	0.3%	0.3%	0.3%	1.2%	1.0%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Billing and policy fees and other	$12	$12	$12	$11	$12	$7	$10	$36	$29
Fee income	$3	$3	$4	$3	$3	$4	$4	$10	$11

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance - Domestic Agency Homeowners and Other (1)

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory underwriting
Gross written premiums	$954	$1,268	$1,316	$1,147	$1,086	$1,432	$1,495	$3,538	$4,013
Net written premiums	$837	$1,258	$1,300	$1,145	$990	$1,419	$1,482	$3,395	$3,891
Net earned premiums	$1,011	$1,050	$1,089	$1,125	$1,145	$1,188	$1,227	$3,150	$3,560
Losses and loss adjustment expenses	604	801	801	542	642	1,010	792	2,206	2,444
Underwriting expenses	277	335	349	314	310	385	392	961	1,087
Statutory underwriting gain (loss)	$130	$(86)	$(61)	$269	$193	$(207)	$43	$(17)	$29
Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	59.8%	76.3%	73.6%	48.2%	56.1%	85.0%	64.5%	70.0%	68.7%
Underwriting expense ratio	28.4%	28.2%	28.4%	27.6%	28.1%	28.9%	28.3%	28.4%	28.4%
Combined ratio	88.2%	104.5%	102.0%	75.8%	84.2%	113.9%	92.8%	98.4%	97.1%
Impact on combined ratio:
Net favorable prior year reserve development	(2.4)%	(1.3)%	(1.4)%	(0.8)%	(1.5)%	(1.7)%	(27.2)%	(1.7)%	(10.4)%
Catastrophes, net of reinsurance	8.0%	12.9%	9.9%	3.0%	10.8%	34.2%	23.6%	10.3%	23.0%
Underlying combined ratio	82.6%	92.9%	93.5%	73.6%	74.9%	81.4%	96.4%	89.8%	84.5%
Catastrophe losses, net of reinsurance:
Pre-tax	$80	$136	$107	$34	$123	$407	$289	$323	$819
After-tax	$63	$107	$85	$27	$97	$322	$228	$255	$647
Prior year reserve development - favorable:
Pre-tax	$25	$13	$15	$9	$17	$21	$333	$53	$371
After-tax	$19	$11	$12	$7	$14	$16	$263	$42	$293

Policies in force (in thousands)	4,726	4,825	4,927	5,016	5,111	5,255	5,365
Change from prior year quarter	6.1%	6.5%	7.1%	7.8%	8.1%	8.9%	8.9%
Change from prior quarter	1.6%	2.1%	2.1%	1.8%	1.9%	2.8%	2.1%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.
(2)  Billing and policy fees and other, which are a component of other revenues, and fee income are allocated as a reduction of underwriting expenses.

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Billing and policy fees and other	$8	$8	$8	$8	$8	$5	$7	$24	$20
Fee income	$2	$2	$3	$2	$2	$3	$3	$7	$8

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Interest Expense and Other

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Revenues
Other revenues	$1	$—	$—	$—	$—	$—	$—	$1	$—

Claims and expenses
Interest expense	88	89	84	83	84	85	87	261	256
General and administrative expenses	8	8	8	11	7	9	6	24	22
Total claims and expenses	96	97	92	94	91	94	93	285	278

Loss before income tax benefit	(95)	(97)	(92)	(94)	(91)	(94)	(93)	(284)	(278)
Income tax benefit	(20)	(21)	(21)	(19)	(20)	(20)	(19)	(62)	(59)
Loss	$(75)	$(76)	$(71)	$(75)	$(71)	$(74)	$(74)	$(222)	$(219)

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Consolidated Balance Sheet

($ in millions)	September 30, 2020	December 31, 2019
Assets
Fixed maturities, available for sale, at fair value (amortized cost $67,736 and $65,281; allowance for expected credit losses of $4 at September 30, 2020)	$72,574	$68,134
Equity securities, at fair value (cost $381 and $376)	410	425
Real estate investments	957	963
Short-term securities	6,329	4,943
Other investments	3,291	3,419
Total investments	83,561	77,884
Cash	583	494
Investment income accrued	554	618
Premiums receivable (net of allowance for expected credit losses of $96 at September 30, 2020)	8,225	7,909
Reinsurance recoverables (net of allowance for estimated uncollectible reinsurance of $140 at September 30, 2020)	8,317	8,235
Ceded unearned premiums	902	689
Deferred acquisition costs	2,406	2,273
Contractholder receivables (net of allowance for expected credit losses of $21 at September 30, 2020)	4,347	4,599
Goodwill	3,945	3,961
Other intangible assets	318	330
Other assets	3,226	3,130
Total assets	$116,384	$110,122

Liabilities
Claims and claim adjustment expense reserves	$54,418	$51,849
Unearned premium reserves	15,542	14,604
Contractholder payables	4,368	4,619
Payables for reinsurance premiums	555	363
Deferred taxes	448	137
Debt	7,050	6,558
Other liabilities	6,154	6,049
Total liabilities	88,535	84,179
Shareholders’ equity
Common stock (1,750.0 shares authorized; 253.3 and 255.5 shares issued and outstanding)	23,646	23,469
Retained earnings	37,679	36,977
Accumulated other comprehensive income	2,138	640
Treasury stock, at cost (525.9 and 522.1 shares)	(35,614)	(35,143)
Total shareholders’ equity	27,849	25,943
Total liabilities and shareholders’ equity	$116,384	$110,122

Note: Certain reclassifications have been made to the 2019 consolidated balance sheet to conform to the 2020 presentation.

The Travelers Companies, Inc.
Investment Portfolio

(at carrying value, $ in millions)	September 30, 2020	Pre-tax Book Yield (1)	December 31, 2019	Pre-tax Book Yield (1)
Investment portfolio
Taxable fixed maturities (including redeemable preferred stock)	$39,479	2.99%	$38,570	3.17%
Tax-exempt fixed maturities	33,095	2.87%	29,564	3.12%
Total fixed maturities	72,574	2.94%	68,134	3.15%
Non-redeemable preferred stocks	42	5.06%	42	5.04%
Public common stocks	368		383
Total equity securities	410		425
Real estate investments	957		963
Short-term securities	6,329	0.19%	4,943	1.82%
Private equities	2,206		2,236
Hedge funds	185		186
Real estate partnerships	694		658
Other investments	206		339
Total other investments	3,291		3,419
Total investments	$83,561		$77,884

Net unrealized investment gains, net of tax, included in shareholders’ equity	$3,812		$2,246

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data

(at carrying value, $ in millions)	September 30, 2020	December 31, 2019
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,126	$2,095
Obligations of states and political subdivisions:
Pre-refunded	2,618	2,056
All other	32,223	27,861
Total	34,841	29,917
Debt securities issued by foreign governments	979	1,173
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,730	3,280
Corporates (including redeemable preferreds)	31,898	31,669
Total fixed maturities	$72,574	$68,134

Fixed Maturities
Quality Characteristics (1)

	September 30, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Quality Ratings
Aaa	$31,177	42.9%	$29,164	42.9%
Aa	17,750	24.5	15,819	23.2
A	12,656	17.4	12,148	17.8
Baa	9,563	13.2	9,541	14.0
Total investment grade	71,146	98.0	66,672	97.9
Ba	895	1.3	846	1.2
B	434	0.6	511	0.7
Caa and lower	99	0.1	105	0.2
Total below investment grade	1,428	2.0	1,462	2.1
Total fixed maturities	$72,574	100.0%	$68,134	100.0%
Average weighted quality	Aa2, AA		Aa2, AA
Weighted average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.8		4.0

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Gross investment income
Fixed maturities	$511	$514	$520	$525	$511	$498	$502	$1,545	$1,511
Short-term securities	28	27	26	24	22	13	6	81	41
Other	53	118	85	77	88	(234)	173	256	27
	592	659	631	626	621	277	681	1,882	1,579
Investment expenses	10	11	9	10	10	9	10	30	29
Net investment income, pre-tax	582	648	622	616	611	268	671	1,852	1,550
Income taxes	86	100	94	91	92	17	105	280	214
Net investment income, after-tax	$496	$548	$528	$525	$519	$251	$566	$1,572	$1,336

Effective tax rate	14.7%	15.4%	15.2%	14.8%	15.1%	6.2%	15.6%	15.1%	13.8%

Average invested assets (1)	$74,040	$74,370	$74,910	$75,996	$76,191	$76,635	$78,722	$74,475	$77,304

Average yield pre-tax (1)	3.1%	3.5%	3.3%	3.2%	3.2%	1.4%	3.4%	3.3%	2.7%
Average yield after-tax	2.7%	2.9%	2.8%	2.8%	2.7%	1.3%	2.9%	2.8%	2.3%

(1)  Excludes net unrealized investment gains (losses), and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses) included in Shareholders' Equity

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Net realized investment gains (losses)
Fixed maturities	$16	$13	$14	$12	$(2)	$10	$23	$43	$31
Equity securities	41	10	8	14	(88)	43	16	59	(29)
Other (1)	(4)	2	1	(14)	(8)	(40)	(2)	(1)	(50)
Realized investment gains (losses) before tax	53	25	23	12	(98)	13	37	101	(48)
Related taxes	12	5	5	6	(22)	3	8	22	(11)
Net realized investment gains (losses)	$41	$20	$18	$6	$(76)	$10	$29	$79	$(37)

Gross investment gains (1)	$65	$31	$30	$32	$31	$69	$41	$126	$141
Gross investment losses before impairments (1)	(11)	(5)	(7)	(18)	(113)	(10)	(8)	(23)	(131)
Net investment gains (losses) before impairments	54	26	23	14	(82)	59	33	103	10
Net credit impairment (charges) recoveries	(1)	(1)	—	(2)	(16)	(46)	4	(2)	(58)
Net realized investment gains (losses) before tax	53	25	23	12	(98)	13	37	101	(48)
Related taxes	12	5	5	6	(22)	3	8	22	(11)
Net realized investment gains (losses)	$41	$20	$18	$6	$(76)	$10	$29	$79	$(37)

($ in millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020
Net unrealized investment gains, net of tax, included in shareholders’ equity, by asset type
Fixed maturities	$1,284	$2,388	$2,990	$2,853	$2,271	$4,632	$4,842
Equity securities & other	—	1	1	—	2	2	2
Unrealized investment gains before tax	1,284	2,389	2,991	2,853	2,273	4,634	4,844
Related taxes	277	511	637	607	488	988	1,032
Balance, end of period	$1,007	$1,878	$2,354	$2,246	$1,785	$3,646	$3,812

(1) Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$1	$—	$—	$—	$5	$—	$—	$1	$5
Gross investment Treasury future losses	$1	$—	$—	$—	$12	$—	$—	$1	$12
The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables

($ in millions)	September 30, 2020		December 31, 2019
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses (1)	$3,727		$3,476
Gross structured settlements (2)	2,912		2,965
Mandatory pools and associations (3)	1,818		1,886
Gross reinsurance recoverables (4)	8,457	8457	8,327
Allowance for estimated uncollectible reinsurance (5)	(140)		(92)
Net reinsurance recoverables	$8,317		$8,235

(1)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in gross reinsurance recoverables is as follows:

Reinsurer	A.M. Best Rating of Group's Predominant Reinsurer	September 30, 2020
Swiss Re Group	A+ second highest of 16 ratings	$529
Berkshire Hathaway	A++ highest of 16 ratings	342
Munich Re Group	A+ second highest of 16 ratings	291
Alleghany Group	A+ second highest of 16 ratings	204
Axa Group	A+ second highest of 16 ratings	182

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

(2)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amounts due from the life insurance company related to the structured settlement are included in both the claims and claim adjustment expense reserves and reinsurance recoverables in the Company’s consolidated balance sheet, as the Company retains the liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups included in gross structured settlements is as follows:

Group	A.M. Best Rating of Group's Predominant Insurer	September 30, 2020
Fidelity & Guaranty Life Group	A- fourth highest of 16 ratings	$761
Genworth Financial Group (a)	B seventh highest of 16 ratings	325
John Hancock Group	A+ second highest of 16 ratings	268
Brighthouse Financial, Inc.	A third highest of 16 ratings	238
Symetra Financial Corporation	A third highest of 16 ratings	232

(a) On October 23, 2016, Genworth Financial (Genworth) announced that they have entered into a definitive agreement under which China Oceanwide Holdings Group Co., Ltd. (China Oceanwide) agreed to acquire all of the outstanding shares of Genworth. China Oceanwide is a privately held, family-owned international financial holding group headquartered in Beijing, China. On March 7, 2017, Genworth stockholders adopted the merger agreement, and the acquisition is pending the receipt of required regulatory approvals. On October 1, 2020, the parties agreed to extend the closing deadline for the transaction until November 30, 2020.

(3)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

(4) Of the total reinsurance recoverables at September 30, 2020, after deducting mandatory pools and associations and before allowances for estimated uncollectible reinsurance, $5.82 billion, or 88%, were rated by A.M. Best Company.  The Company utilizes updated A.M. Best credit ratings on a quarterly basis when determining the allowance. Of the total rated by A.M. Best Company, 93% were rated A- or better.  The remaining 12% of reinsurance recoverables were comprised of the following:  6% related to captive insurance companies, 1% related to the Company’s participation in voluntary pools and 5% were balances from other companies not rated by A.M. Best Company.  Certain of the Company's reinsurance recoverables are collateralized by letters of credit, funds held or trust agreements.

(5) The Company reports its reinsurance recoverables net of an allowance for estimated uncollectible reinsurance. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, disputes, applicable coverage defenses and other relevant factors.  For structured settlements, the allowance is also based upon the Company’s ongoing review of life insurers’ creditworthiness and estimated amounts of coverage that would be available from state guaranty funds if a life insurer defaults. A probability-of-default methodology which reflects current and forecasted economic conditions is used to estimate the amount of uncollectible reinsurance due to credit-related factors and the estimate is reported in an allowance for estimated uncollectible reinsurance. The allowance also includes estimated uncollectible amounts related to dispute risk with reinsurers. The Company adopted updated guidance for the accounting for credit losses for financial instruments for the quarter ending March 31, 2020 which resulted in the recognition of an allowance for expected credit losses on structured settlements of $53 million, pre-tax, with an offsetting after-tax cumulative effect adjustment to retained earnings as of January 1, 2020.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Statutory Reserves for Losses and Loss Adjustment Expenses
Business Insurance
Beginning of period	$33,857	$34,086	$34,377	$34,963	$35,142	$35,415	$36,210	$33,857	$35,142
Incurred	2,529	2,631	2,969	2,608	2,737	2,828	2,750	8,129	8,315
Paid	(2,320)	(2,345)	(2,354)	(2,482)	(2,364)	(2,067)	(2,054)	(7,019)	(6,485)
Foreign exchange and other	20	5	(29)	53	(100)	34	40	(4)	(26)
End of period	$34,086	$34,377	$34,963	$35,142	$35,415	$36,210	$36,946	$34,963	$36,946
Bond & Specialty Insurance
Beginning of period	$2,987	$3,068	$3,042	$3,074	$3,094	$3,085	$3,276	$2,987	$3,094
Incurred	264	236	298	286	325	401	390	798	1,116
Paid	(189)	(260)	(256)	(290)	(300)	(216)	(237)	(705)	(753)
Foreign exchange and other	6	(2)	(10)	24	(34)	6	18	(6)	(10)
End of period	$3,068	$3,042	$3,074	$3,094	$3,085	$3,276	$3,447	$3,074	$3,447
Personal Insurance
Beginning of period	$5,565	$5,427	$5,560	$5,587	$5,507	$5,413	$5,626	$5,565	$5,507
Incurred	1,596	1,897	1,899	1,684	1,671	1,824	1,690	5,392	5,185
Paid	(1,751)	(1,781)	(1,862)	(1,782)	(1,693)	(1,644)	(1,546)	(5,394)	(4,883)
Foreign exchange and other	17	17	(10)	18	(72)	33	18	24	(21)
End of period	$5,427	$5,560	$5,587	$5,507	$5,413	$5,626	$5,788	$5,587	$5,788
Total
Beginning of period	$42,409	$42,581	$42,979	$43,624	$43,743	$43,913	$45,112	$42,409	$43,743
Incurred	4,389	4,764	5,166	4,578	4,733	5,053	4,830	14,319	14,616
Paid	(4,260)	(4,386)	(4,472)	(4,554)	(4,357)	(3,927)	(3,837)	(13,118)	(12,121)
Foreign exchange and other	43	20	(49)	95	(206)	73	76	14	(57)
End of period	$42,581	$42,979	$43,624	$43,743	$43,913	$45,112	$46,181	$43,624	$46,181
Prior Year Reserve Development: Unfavorable (Favorable)
Business Insurance
Asbestos	$—	$—	$220	$—	$—	$—	$295	$220	$295
Environmental	—	60	8	8	17	17	4	68	38
All other	21	(131)	88	(16)	(22)	(17)	(79)	(22)	(118)
Total Business Insurance (1)	21	(71)	316	(8)	(5)	—	220	266	215
Bond & Specialty Insurance	(3)	(39)	(3)	(20)	—	33	—	(45)	33
Personal Insurance	(69)	(13)	(19)	(32)	(22)	(35)	(362)	(101)	(419)
Total	$(51)	$(123)	$294	$(60)	$(27)	$(2)	$(142)	$120	$(171)

(1)  Excludes accretion of discount.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Asbestos reserves
Beginning reserves:
Gross	$1,608	$1,564	$1,474	$1,685	$1,601	$1,530	$1,470	$1,608	$1,601
Ceded	(327)	(321)	(295)	(334)	(322)	(316)	(301)	(327)	(322)
Net	1,281	1,243	1,179	1,351	1,279	1,214	1,169	1,281	1,279
Incurred losses and loss expenses:
Gross	—	—	268	—	—	—	362	268	362
Ceded	—	—	(48)	—	—	—	(67)	(48)	(67)
Paid loss and loss expenses:
Gross	44	90	57	86	69	60	61	191	190
Ceded	(6)	(26)	(9)	(12)	(6)	(15)	(2)	(41)	(23)
Foreign exchange and other:
Gross	—	—	—	2	(2)	—	1	—	(1)
Ceded	—	—	—	—	—	—	1	—	1
Ending reserves:
Gross	1,564	1,474	1,685	1,601	1,530	1,470	1,772	1,685	1,772
Ceded	(321)	(295)	(334)	(322)	(316)	(301)	(365)	(334)	(365)
Net	$1,243	$1,179	$1,351	$1,279	$1,214	$1,169	$1,407	$1,351	$1,407
Environmental reserves
Beginning reserves:
Gross	$358	$338	$388	$374	$350	$350	$356	$358	$350
Ceded	(24)	(24)	(29)	(29)	(29)	(27)	(26)	(24)	(29)
Net	334	314	359	345	321	323	330	334	321
Incurred losses and loss expenses:
Gross	—	67	8	9	19	17	15	75	51
Ceded	—	(7)	—	(1)	(2)	—	(11)	(7)	(13)
Paid loss and loss expenses:
Gross	20	16	22	34	18	11	21	58	50
Ceded	—	(1)	—	(1)	(4)	(1)	—	(1)	(5)
Foreign exchange and other:
Gross	—	(1)	—	1	(1)	—	1	(1)	—
Ceded	—	1	—	—	—	—	—	1	—
Ending reserves:
Gross	338	388	374	350	350	356	351	374	351
Ceded	(24)	(29)	(29)	(29)	(27)	(26)	(37)	(29)	(37)
Net	$314	$359	$345	$321	$323	$330	$314	$345	$314

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Capitalization

($ in millions)	September 30, 2020	December 31, 2019
Debt

Short-term debt
Commercial paper	$100	$100
3.90% Senior notes due November 1, 2020 (1)	500	500
Total short-term debt	600	600
Long-term debt
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
4.30% Senior notes due August 25, 2045 (1)	400	400
8.50% Junior subordinated debentures due December 15, 2045	56	56
3.75% Senior notes due May 15, 2046 (1)	500	500
8.312% Junior subordinated debentures due July 1, 2046	73	73
4.00% Senior notes due May 30, 2047 (1)	700	700
4.05% Senior notes due March 7, 2048 (1)	500	500
4.10% Senior notes due March 4, 2049 (1)	500	500
2.55% Senior notes due April 27, 2050 (1)	500	—
Total long-term debt	6,504	6,004
Unamortized fair value adjustment	42	43
Unamortized debt issuance costs	(96)	(89)
	6,450	5,958
Total debt	7,050	6,558
Common equity (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	24,037	23,697
Total capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	$31,087	$30,255
Total debt to capital (excluding net unrealized investment gains, net of tax, included in shareholders’ equity)	22.7%	21.7%

(1)  Redeemable anytime with “make-whole” premium.

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statutory Capital and Surplus to GAAP Shareholders' Equity Reconciliation

($ in millions)	September 30, 2020 (1)	December 31, 2019
Statutory capital and surplus	$21,230	$21,330
GAAP adjustments
Goodwill and intangible assets	3,569	3,589
Investments	5,031	3,130
Noninsurance companies	(3,828)	(4,111)
Deferred acquisition costs	2,406	2,273
Deferred federal income tax	(1,445)	(1,144)
Current federal income tax	(33)	(29)
Reinsurance recoverables	47	47
Furniture, equipment & software	691	676
Agents balances	69	212
Other	112	(30)
Total GAAP adjustments	6,619	4,613
GAAP shareholders’ equity	$27,849	$25,943

(1) Estimated and Preliminary

See Glossary of Financial Measures and Description of Reportable Business Segments on pages 35 and 36.

The Travelers Companies, Inc.
Statement of Cash Flows

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Cash flows from operating activities
Net income (loss)	$796	$557	$396	$873	$600	$(40)	$827	$1,749	$1,387
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net realized investment (gains) losses	(53)	(25)	(23)	(12)	98	(13)	(37)	(101)	48
Depreciation and amortization	211	190	180	182	203	188	186	581	577
Deferred federal income tax expense (benefit)	32	(22)	(20)	(23)	6	(77)	4	(10)	(67)
Amortization of deferred acquisition costs	1,117	1,134	1,169	1,181	1,178	1,173	1,207	3,420	3,558
Equity in (income) loss from other investments	(34)	(98)	(64)	(55)	(67)	253	(154)	(196)	32
Premiums receivable	(434)	(345)	168	227	(326)	(245)	247	(611)	(324)
Reinsurance recoverables	98	53	61	(55)	(15)	75	(210)	212	(150)
Deferred acquisition costs	(1,185)	(1,223)	(1,211)	(1,128)	(1,215)	(1,238)	(1,241)	(3,619)	(3,694)
Claims and claim adjustment expense reserves	(2)	331	598	120	388	1,067	1,218	927	2,673
Unearned premium reserves	551	407	392	(342)	414	229	317	1,350	960
Other	(458)	194	355	444	(636)	292	(38)	91	(382)
Net cash provided by operating activities	639	1,153	2,001	1,412	628	1,664	2,326	3,793	4,618
Cash flows from investing activities
Proceeds from maturities of fixed maturities	1,556	1,482	1,857	1,950	1,461	1,610	2,170	4,895	5,241
Proceeds from sales of investments:
Fixed maturities	769	726	306	386	388	832	774	1,801	1,994
Equity securities	39	32	28	41	33	21	22	99	76
Other investments	105	135	106	113	64	75	45	346	184
Purchases of investments:
Fixed maturities	(2,914)	(2,794)	(2,526)	(2,477)	(2,630)	(2,160)	(5,161)	(8,234)	(9,951)
Equity securities	(22)	(19)	(21)	(32)	(35)	(24)	(21)	(62)	(80)
Real estate investments	(77)	(8)	(10)	(12)	(16)	(8)	(9)	(95)	(33)
Other investments	(146)	(116)	(107)	(128)	(103)	(125)	(93)	(369)	(321)
Net sales (purchases) of short-term securities	(109)	606	(1,114)	(340)	906	(2,053)	(240)	(617)	(1,387)
Securities transactions in course of settlement	295	(72)	209	(274)	85	9	428	432	522
Other	(82)	(87)	(74)	(82)	(69)	(75)	(78)	(243)	(222)
Net cash provided by (used in) investing activities	(586)	(115)	(1,346)	(855)	84	(1,898)	(2,163)	(2,047)	(3,977)

The Travelers Companies, Inc.
Statement of Cash Flows (Continued)

($ in millions)	1Q2019	2Q2019	3Q2019	4Q2019	1Q2020	2Q2020	3Q2020	YTD 3Q2019	YTD 3Q2020
Cash flows from financing activities
Treasury stock acquired - share repurchase authorization	(375)	(375)	(375)	(375)	(425)	—	—	(1,125)	(425)
Treasury stock acquired - net employee share-based compensation	(46)	(1)	—	(1)	(46)	—	—	(47)	(46)
Dividends paid to shareholders	(205)	(214)	(214)	(211)	(210)	(216)	(217)	(633)	(643)
Payment of debt	—	(500)	—	—	—	—	—	(500)	—
Issuance of debt	492	—	—	—	—	490	—	492	490
Issuance of common stock - employee share options	63	111	32	7	31	34	7	206	72
Net cash provided by (used in) financing activities	(71)	(979)	(557)	(580)	(650)	308	(210)	(1,607)	(552)
Effect of exchange rate changes on cash	2	—	(6)	9	(12)	5	7	(4)	—
Net increase (decrease) in cash	(16)	59	92	(14)	50	79	(40)	135	89
Cash at beginning of period	373	357	416	508	494	544	623	373	494
Cash at end of period	$357	$416	$508	$494	$544	$623	$583	$508	$583
Income taxes paid	$5	$320	$42	$61	$15	$2	$396	$367	$413
Interest paid	$50	$121	$60	$107	$60	$106	$60	$231	$226

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
The following measures are used by the Company’s management to evaluate financial performance against historical results, to establish performance targets on a consolidated basis, and for other reasons as discussed below.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, included in shareholders’ equity, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Core income (loss) is consolidated net income (loss) excluding the after-tax impact of net realized investment gains (losses), discontinued operations, the effect of a change in tax laws and tax rates at enactment, and cumulative effect of changes in accounting principles when applicable.  Segment income (loss) is determined in the same manner as core income (loss) on a segment basis.  Management uses segment income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider core income (loss) when analyzing the results and trends of insurance companies.  Core income (loss) per share is core income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net realized investment gains (losses), net of tax, net unrealized investment gains (losses), net of tax, included in shareholders’ equity for the periods presented and the effect of a change in tax laws and tax rates at enactment (excluding the portion related to net unrealized investment gains (losses)).  Adjusted average shareholders’ equity is (a) the sum of total adjusted shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Core return on equity is the ratio of annualized core income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss designated a catastrophe by internationally recognized organizations that track and report on insured losses resulting from catastrophic events, such as Property Claim Services (PCS) for events in the United States and Canada.  Catastrophes can be caused by various natural events, including, among others, hurricanes, tornadoes and other windstorms, earthquakes, hail, wildfires, severe winter weather, floods, tsunamis, volcanic eruptions and other naturally-occurring events, such as solar flares. Catastrophes can also be man-made, such as terrorist attacks and other intentionally destructive acts including those involving nuclear, biological, chemical and radiological events, cyber events, explosions and destruction of infrastructure.  Each catastrophe has unique characteristics and catastrophes are not predictable as to timing or amount.  Their effects are included in net and core income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  The Company’s threshold for disclosing catastrophes is primarily determined at the reportable segment level. If a threshold for one segment or a combination thereof is exceeded and the other segments have losses from the same event, losses from the event are identified as catastrophe losses in the segment results and for the consolidated results of the Company.  Additionally, an aggregate threshold is applied for international business across all reportable segments. The threshold for 2020 ranges from approximately $20 million to $30 million of losses before reinsurance and taxes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and core income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premiums and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees and other, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.  Underlying combined ratio is the combined ratio adjusted to exclude the impact of prior year reserve development and catastrophes, net of reinsurance.

The Travelers Companies, Inc.
Glossary of Financial Measures and Description of Reportable Business Segments
The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value per share is useful in an analysis of a property casualty company’s book value per share as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments, net of tax, included in shareholders’ equity is the ratio of debt to total capital excluding net unrealized investment gains and losses, net of tax, included in shareholders’ equity.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory capital and surplus represents the excess of an insurance company’s admitted assets over its liabilities, including loss reserves, as determined in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments:

Business Insurance - Business Insurance offers a broad array of property and casualty insurance and insurance-related services to its customers, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business Insurance is organized as follows:  Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty, Inland Marine, Ocean Marine, and Boiler & Machinery; National Accounts; National Property and Other including National Property, Northland Transportation, Northfield, National Programs, and Agribusiness; and International including Global Services.  Business Insurance also includes Simply Business, a leading provider of small business insurance policies primarily in the United Kingdom that was acquired in August 2017, as well as Business Insurance Other, which primarily comprises the Company’s asbestos and environmental liabilities, and the assumed reinsurance and certain other runoff operations.

Bond & Specialty Insurance - Bond & Specialty Insurance provides surety, fidelity, management liability, professional liability, and other property and casualty coverages and related risk management services to its customers in the United States and certain specialty insurance products in Canada, the United Kingdom, the Republic of Ireland and Brazil (through a joint venture as described below), utilizing various degrees of financially-based underwriting approaches.  The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages including directors’ and officers’ liability, employee dishonesty, employment practices liability, fiduciary liability and cyber risk for public corporations, private companies, not-for-profit organizations and financial institutions; professional liability coverage for a variety of professionals including, among others, lawyers and design professionals; and in the United States only, property, workers’ compensation, auto and general liability for financial institutions.

Bond & Specialty Insurance surety business in Brazil and Colombia is conducted through Junto Holding Brasil S.A. (Junto) and Junto Holding Latam S.A. in Brazil. The Company owns 49.5% of both Junto, a market leader in surety coverages in Brazil, and Junto Holding Latam S.A., a Colombian start-up surety provider. These joint venture investments are accounted for using the equity method and are included in “other investments” on the consolidated balance sheet.

Personal Insurance - Personal Insurance writes a broad range of property and casualty insurance covering individuals’ personal risks, primarily in the United States, as well as in Canada. The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.